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                        SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) August 16, 1994
                                                  -----------------

                              MERCK & CO., Inc.
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             (Exact name of registrant as specified in its charter)

                                  New Jersey
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                 (State or other jurisdiction of incorporation)

        1-3305                                     22-1109110
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  (Commission File Number)              (IRS Employer Identification No.)

    One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
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      (Address of Principal Executive Offices)           (Zip Code)


  Registrant's telephone number, including area code  (908)423-1000
                                                    -----------------
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Item 5.     Other Events

         Incorporated by reference is a press release issued by the Registrant on August 16, 1994, attached as Exhibit 99, providing information concerning the Registrant's announcement of its intention to sell its specialty chemical units, Kelco and Calgon Vestal Laboratories. The decision to sell reflects the Registrant's intention to focus its resources on its integrated pharmaceutical and pharmacy benefits management business.


Item 7.     Financial Statements and Exhibits

         (c)  Exhibit

         Exhibit 99 - Press release issued August 16, 1994.



                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 MERCK & CO., Inc.





                                                 By: /s/ Nancy V. Van Allen
                                                     ----------------------
                                                       Nancy V. Van Allen
                                                       Assistant Secretary




August 17, 1994

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                                 EXHIBIT INDEX


Exhibit
Number                        Description
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
  99             Press release issued August 16, 1994